UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-02736
                 ---------------------------------------------

                       PETROLEUM & RESOURCES CORPORATION

--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

           7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Lawrence L. Hooper, Jr.
                      Petroleum & Resources Corporation
                             7 Saint Paul Street
                                 Suite 1140
                           Baltimore, Maryland  21202


Registrant's telephone number, including area code: 410-752-5900

Date of fiscal year end:  December 31, 2008

Date of reporting period: December 31, 2008


Item 1. Reports to Stockholders.

Investing in Resources for the Future











                                        [Graphic]


















                           Petroleum & Resources Corporation
                                Annual Report 2008

                               2008 AT A GLANCE
--------------------------------------------------------------------------------

THE CORPORATION

.. a closed-end equity investment company emphasizing natural resources stocks
.. objectives:    preservation of capital
             reasonable income
             opportunity for capital gain
.. internally-managed
.. low expense ratio
.. low turnover
STOCK DATA (12/31/08)

                         NYSE Symbol.............. PEO.
                         Market Price ......... $19.41.
                         52-Week Range.. $17.37-$44.41.
                         Discount ...............13.7%.
                         Shares Outstanding 23,958,656.
SUMMARY FINANCIAL INFORMATION

                                                       Year Ended December 31
                                                        2008           2007
       ----------------------------------------------------------------------
       Net asset value per share                $      22.49   $      42.99
       Total net assets                          538,936,942    978,919,829
       Unrealized appreciation                   151,455,732    606,901,290
       Net investment income                       9,651,706     10,070,758
       Net realized gain                          57,867,203     82,692,239
       Total return (based on market price)          (42.2)%          28.9%
       Total return (based on net asset value)       (39.8)%          31.0%
       Expense ratio                                   0.51%          0.54%

       ----------------------------------------------------------------------

2008 DIVIDENDS AND DISTRIBUTIONS

                                 Amount
            Paid               (per share) Type
            -------------------------------------------------------
            March 1, 2008         $0.05    Long-term capital gain
            March 1, 2008          0.04    Short-term capital gain
            March 1, 2008          0.04    Investment income
            June 1, 2008           0.13    Investment income
            September 1, 2008      0.13    Investment income
            December 27, 2008      2.52    Long-term capital gain
            December 27, 2008      0.08    Investment income

            -------------------------------------------------------
                                  $2.99

            -------------------------------------------------------

2009 ANNUAL MEETING OF STOCKHOLDERS

Location: Sheraton Baltimore North Hotel, Towson, MD
Date: March 19, 2009
Time: 10:00 a.m.

                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------

                                  (unaudited)


  TEN LARGEST PORTFOLIO HOLDINGS (12/31/08)

                                        Market Value % of Net Assets
            --------------------------------------------------------
            Exxon Mobil Corp.           $ 71,447,850      13.2
            Chevron Corp.                 67,682,550      12.5
            Occidental Petroleum Corp.    23,996,000       4.5
            ConocoPhillips                21,335,954       4.0
            XTO Energy Inc.               17,194,125       3.2
            Noble Corp.                   17,119,750       3.2
            Noble Energy, Inc.            16,734,800       3.1
            Devon Energy Corp.            16,427,500       3.0
            Apache Corp.                  14,906,000       2.8
            Transocean Inc.               14,550,779       2.7
                                        ------------      ----
                  Total                 $281,395,308      52.2%
                                        ------------      ----


  SECTOR WEIGHTINGS (12/31/08)

             [CHART]

Integrated                   36.4%
Exploration & Production     19.2%
Utilities                    12.9%
Services                     16.2%
Basic Materials & Other       3.1%
Short-Term Investments       12.8%



                                                                             1

                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------


                                    [PHOTO]


                               Douglas G. Ober,
                         Chairman, President and Chief
                               Executive Officer


The year 2008 will go down as one of the worst years in history for stock market returns. The energy sector and Petroleum & Resources Corporation performed roughly in line with the poor returns of the overall market. The total return on the net assets of the Fund was -39.8%, whereas the Dow Jones U.S. Oil and Gas Index (DJOGI) returned -35.8% and the S&P 500 returned -37.0%. The Fund's energy investments, on average 85.7% of the portfolio, provided a disappointing -41.2% return.

A Review of 2008
The dramatic increase in energy prices experienced in 2007 accelerated in the first half of 2008, as the demand for all major forms of energy -- oil, natural gas, coal, and electricity -- expanded to keep up with world economic growth and as supplies were constrained by production capacity. It is also believed that speculation played a part in the rapid price increases, though its direct role is difficult to pin down. The price of a barrel of oil rose nearly 50% to $140. Natural gas reached $13.35 per thousand cubic feet (up
80%), and thermal coal hit $132/ton (up 135%). As the economic recession in this country began to take its toll in July and the credit crisis worsened, demand for energy began to decline even faster than it had grown, and prices went into free-fall. By year end, oil was down 68% from its peak to $44.60 per barrel, despite two announced cuts in production by OPEC totaling 4.2 million barrels per day. Natural gas producers terminated drilling programs, with an estimated 300 rigs ceasing work by the end of December. Many drilling programs were too far along to stop, however, resulting in a steady rise in the amount of gas going into storage and in even lower prices.

In the first six months of 2008, the impact of increasing energy prices was seen in the 10.1% rise in the DJOGI despite an 11.6% decline in the S&P 500. Earnings expectations for energy companies were not rising as fast as the prices of the commodities because production costs were also rising rapidly, thus containing stock price increases. When commodity prices fell in the second half, energy stocks sold off rapidly, down 25% in the third quarter and another 22% in the final quarter.

The principal difference between the Fund's performance and the return of the DJOGI is the weighting of the integrated oil companies such as Exxon Mobil and Chevron. The DJOGI had an average weighting of 52.1% for the integrated companies during the year compared to the Fund's 36.6%. Our holdings of integrated companies returned -27.1%, whereas the DJOGI's holdings returned -23.4%. During periods of rising commodity prices, the large integrated companies often do not perform as well as more commodity-leveraged companies, and the heavy weighting drags down the performance of the DJOGI. In 2008, though, with rapidly falling commodity prices in the second half of the year, the integrated oil companies held up better than other segments of the industry. Thus, like most investors in the sector, Petroleum & Resources' performance trailed that of the DJOGI.

The exploration and production companies in the portfolio, with an average weighting of 17.6%, performed better than the E&P companies in the DJOGI, returning -31.3% compared to the -40.6% return of the index companies. Within the oil services segment, the Fund's equipment and services stocks performed in line with the sub-sector of the DJOGI. Our drilling stocks underperformed by 3.6%, with an absolute return of -65.5%. The utilities in the portfolio were beneficial to our relative performance, with a return of -32.8%. Our holdings of coal stocks outperformed the coal producers in the Dow Jones U.S. Basic Materials Index (DJBMI) and our chemicals holdings performed in line with the chemicals sub-sector of the DJBMI.

INVESTMENT RESULTS
Net assets of the Corporation on December 31, 2008 were $538,936,942 or $22.49 per share on 23,958,656 shares outstanding. This compares with $978,919,829 or $42.99 per share on 22,768,250 shares outstanding a year earlier.

Net investment income for 2008 was $9,651,706 compared to $10,070,758 for 2007. These earnings are equivalent to $0.43 and $0.46 per share, respectively, on the average number of shares outstanding throughout each year. Our expense ratio (expenses to average net assets) for 2008 was 0.51% compared to 0.54% for 2007 and was once again at a low level compared to the industry.

2

                      LETTER TO STOCKHOLDERS (continued)
--------------------------------------------------------------------------------


Net realized gains amounted to $57,867,203 during the year, while the unrealized appreciation on investments decreased from $606,901,290 at December 31, 2007 to $151,455,732 at year end.

DIVIDENDS AND DISTRIBUTIONS
Total dividends and distributions paid in 2008 were $2.99 per share compared to $4.31 in 2007. The table on page 18 shows the history of our dividends and distributions over the past fifteen years, including the annual rate of distribution as a percentage of the average daily market price of the Corporation's Common Stock. In 2008, the annual rate of distribution was 8.88% compared to 11.61% in 2007. As announced on November 13, 2008, a year-end distribution consisting of investment income of $0.08 per share and capital gains of $2.52 per share was made on December 27, 2008, both realized and taxable in 2008. On January 8, 2009, an additional distribution of $0.13 per share was declared to shareholders of record February 13, 2009, payable
March 1, 2009, representing undistributed net investment income and capital gains earned in 2008 and an initial distribution from 2009 net investment income, taxable to shareholders in 2009.

OUTLOOK FOR 2009
With the domestic economy as well as those of many other countries in recession, it is unlikely that the fundamentals of supply and demand in the energy industry will change much during 2009. With refineries operating at about 85% of capacity, there is ample crude oil to meet their needs. The refineries do not need to operate at higher levels because there is plenty of gasoline, diesel, and heating oil to satisfy consumer and industrial demand. The second production cut by the members of OPEC, announced in December, will begin to be felt in deliveries in February, assuming the producers have the discipline to follow through. Given the budgetary constraints of many OPEC countries, their cutting back is in question. Until the worldwide economy resumes its growth, we expect that oil prices will remain in the $40-$50 range, with possible spikes both up and down depending on factors such as increased Iraqi production, a resumption of the conflict in Israel, and further significant cuts from the OPEC cartel.

Our expectation is that the stimulus programs being put together by governments around the world will begin to have an effect on their economies in the third quarter of the year. By the end of the year, economic growth should resume in this country, but that could be tempered by the timing of recoveries elsewhere. Depending on how much inventories have been built up by then, it will still take time to draw them down before prices begin to move up in response to increased economic activity. Many companies have announced that projects to build productive capacity have been shelved in this period of lower prices in order to conserve cash. Until adequate returns can be earned on such projects, and in some cases financing is made available, those projects will not go forward, and we will once again find ourselves in short supply with little or no surplus capacity. Over a period of two to three years, we could see the price of oil rise significantly, depending on how responsive the world economy is to stimulus. Alternative fuels, hybrid vehicle use, and higher fuel efficiency in the transportation sector are also likely to impact the demand for oil in the intermediate term.

The situation with natural gas is much the same as that with oil, but is more dependent on domestic actions. As mentioned, the number of gas-oriented rigs in operation, both onshore and offshore the U.S., has declined. We expect that the number will decline much further, but gas production is still climbing at a rate approaching 10% due to drilling completions. This can be seen in the weekly storage statistics, which show much less draw than normal for the relatively cold weather experienced thus far this winter. With an expected rapid response to the drilling decline, production is expected to flatten out by mid-year. Depending on the weather, storage facilities are likely to be filled well above historic levels by that time. As with oil, production will have to be flat to down for several months before prices can strengthen. We therefore expect that natural gas prices will remain in the $4-$5 range for most of the year. There is very little impact that liquefied natural gas (LNG) will have on the domestic situation. Prices overseas, particularly in Europe, are higher than in the U.S., attracting most of the cargoes coming out of Middle East and Far East LNG-exporting facilities. We do anticipate that, due to the natural production decline rates of gas-producing fields in the U.S. and increased economic activity, drilling will have to pick up by 2010 in order to satisfy domestic demand. Then gas prices will strengthen again.

The coal industry benefited in 2008 from strong export markets for both metallurgical (for steel-making) and thermal/steam coal (for electricity generation). Further, in 2008 nuclear electricity-generating stations were closed in Japan, Australian ports were having logistical problems, and there was strong demand for steel in China for the Olympics on top of everything else. The second half of 2008 saw the end of most of these extraordinary demand

                                                                             3

                      LETTER TO STOCKHOLDERS (continued)
--------------------------------------------------------------------------------

drivers, and coal prices fell as sharply as crude oil and natural gas prices. Most coal producers have a good percentage of their 2009 production under contract, though not at the spot prices of six months ago. They should therefore do reasonably well until their current contracts are fulfilled.

At this time, the prices of energy and basic materials stocks reflect spot prices of commodities and large earnings declines for 2009. Current weak conditions, combined with the possibility of legislation favoring alternative fuels and carbon reductions, have seemingly outweighed any longer term potential recovery of commodity prices, earnings, and reserve values. We believe, however, that there is a solid long-term outlook for traditional energy companies. Therefore, while we have made some sales to reflect current conditions, we are looking for opportunities to invest the Fund's cash in these areas. In addition, companies involved in alternative sources of energy may, at some point, become profitable without subsidies and thus attractive for investment, so we are keeping a close eye on them.

Historically, the benchmark against which we have measured the Fund's performance has been a combination of the DJOGI (80%) and the S&P 500 (20%). Since our holdings in companies active in areas outside the energy sector have been limited, we have concluded that the inclusion of the S&P 500 in our benchmark is no longer warranted. In recognition of the Fund's ability to invest in a wide variety of natural resources, we have decided that a more appropriate benchmark for the future is a measurement weighted 80% with the Dow Jones U.S. Oil & Gas Index and 20% with the Dow Jones U.S. Basic Materials Index. Basic materials have held a place in the Corporation's portfolio in the past, but the allocation has typically been well below 20%. It is our view that the raw materials required for infrastructure building and industrial production will experience price recoveries as the economic stimulus plans become a reality, and this will make basic materials companies such as chemical and mining companies attractive investments. Therefore, we are likely to place more emphasis on basic materials companies.

SHARE REPURCHASE PROGRAM
On December 11, 2008, the Board of Directors authorized the repurchase by management of up to 6% of the outstanding shares of the Corporation over the ensuing year. The repurchase program is subject to the restriction that shares can only be repurchased when the discount of the market price of the shares from the net asset value is 6.5% or greater.

From the beginning of 2009 through January 23, 2009, 60,400 shares have been repurchased at a total cost of $1,187,136 and a weighted average discount from net asset value of 10.0%.

                           -------------------------

This Annual Report, along with the proxy statement for the Annual Meeting of Stockholders to be held in Baltimore on March 19, 2009, are expected to be mailed on or about February 17, 2009.

By order of the Board of Directors,


             /s/ Douglas G. Ober
             Douglas G. Ober,

             Chairman, President and
             Chief Executive Officer

January 27, 2009

4

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2008


Assets
Investments* at value:
  Common stocks (cost $321,930,975)                                 $473,386,707
  Short-term investments (cost $68,677,238)                           68,677,238
  Securities lending collateral (cost $76,988,162)                    76,988,162 $619,052,107
---------------------------------------------------------------------------------
Cash                                                                                  279,521
Dividends and interest receivable                                                     548,883
Prepaid expenses and other assets                                                     454,355
----------------------------------------------------------------------------------------------
      Total Assets                                                                620,334,866
----------------------------------------------------------------------------------------------
Liabilities
Obligations to return securities lending collateral                                76,988,162
Accrued pension liabilities                                                         3,556,618
Accrued expenses and other liabilities                                                853,144
----------------------------------------------------------------------------------------------
      Total Liabilities                                                            81,397,924
----------------------------------------------------------------------------------------------
      Net Assets                                                                 $538,936,942
----------------------------------------------------------------------------------------------

Net Assets
Common Stock at par value $0.001 per share, authorized
  50,000,000 shares; issued and outstanding 23,958,656 shares
  (includes 32,402 restricted shares, 7,200 nonvested or deferred
  restricted stock units, and 3,501 deferred stock units) (note 6)               $     23,959
Additional capital surplus                                                        389,484,658
Accumulated other comprehensive income (note 5)                                    (3,678,264)
Undistributed net investment income                                                   473,468
Undistributed net realized gain on investments                                      1,177,389
Unrealized appreciation on investments                                            151,455,732
----------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                      $538,936,942
----------------------------------------------------------------------------------------------
      Net Asset Value Per Share of Common Stock                                        $22.49
----------------------------------------------------------------------------------------------

* See schedule of investments on pages 14 and 15.

The accompanying notes are an integral part of the financial statements.

                                                                             5

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                         Year Ended December 31, 2008

Investment Income
  Income:
    Dividends                                                       $  13,079,008
    Interest and other income                                           1,012,707
----------------------------------------------------------------------------------
      Total income                                                     14,091,715
----------------------------------------------------------------------------------
  Expenses:
    Investment research                                                 1,451,282
    Administration and operations                                       1,164,437
    Directors' fees                                                       443,306
    Travel, training, and other office expenses                           259,157
    Reports and stockholder communications                                242,436
    Investment data services                                              187,445
    Transfer agent, registrar, and custodian expenses                     175,732
    Occupancy                                                             129,825
    Auditing and accounting services                                      113,645
    Insurance                                                              75,056
    Legal services                                                         43,880
    Other                                                                 153,808
----------------------------------------------------------------------------------
      Total expenses                                                    4,440,009
----------------------------------------------------------------------------------
      Net Investment Income                                             9,651,706
----------------------------------------------------------------------------------
Change in Accumulated Other Comprehensive Income (note 5)              (1,621,372)
----------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                           57,344,032
  Net realized gain on written option contracts                           523,171
  Change in unrealized appreciation on investments                   (455,445,558)
----------------------------------------------------------------------------------
      Net Loss on Investments                                        (397,578,355)
----------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                      $(389,548,021)
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

6

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     For the Year Ended
                                                                ---------------------------
                                                                Dec. 31, 2008  Dec. 31, 2007
--------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                         $   9,651,706  $ 10,070,758
  Net realized gain on investments                                 57,867,203    82,692,239
  Change in unrealized appreciation on investments               (455,445,558)  144,503,271
  Change in accumulated other comprehensive income (note 5)        (1,621,372)      (89,917)
--------------------------------------------------------------------------------------------
      Change in net assets resulting from operations             (389,548,021)  237,176,351
--------------------------------------------------------------------------------------------

Distributions to Stockholders From:
  Net investment income                                            (8,577,530)  (10,678,823)
  Net realized gain from investment transactions                  (58,737,003)  (82,870,511)
--------------------------------------------------------------------------------------------
      Decrease in net assets from distributions                   (67,314,533)  (93,549,334)
--------------------------------------------------------------------------------------------

From Capital Share Transactions:
  Value of shares issued in payment of distributions               29,006,338    41,992,828
  Cost of shares purchased (note 4)                               (12,721,842)  (19,224,514)
  Deferred compensation (notes 4, 6)                                  595,171       477,259
--------------------------------------------------------------------------------------------
      Change in net assets from capital share transactions         16,879,667    23,245,573
--------------------------------------------------------------------------------------------
      Total Change in Net Assets                                 (439,982,887)  166,872,590

Net Assets:
  Beginning of year                                               978,919,829   812,047,239
--------------------------------------------------------------------------------------------
  End of year (including undistributed net investment
    income of $473,468 and $0 in 2008 and 2007, respectively)   $ 538,936,942  $978,919,829
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                             7

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Corporation management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Corporation ultimately realizes upon sale of the securities.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation -- Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

The Corporation adopted Financial Accounting Standard Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. There was no impact on the fair value of assets individually or in aggregate upon adoption. In accordance with FAS 157, fair value is defined as the price that the Corporation would receive upon selling an investment in an orderly transaction to an independent buyer. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements, summarized as follows:

  . Level 1 -- fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
  . Level 2 -- fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
  . Level 3 -- fair value is determined using the Corporation's own assumptions, developed based on the best information available in the circumstances.

The Corporation's investments at December 31, 2008 were classified as follows:

                                Investment in securities
                                ------------------------
                       Level 1        $602,074,869
                       Level 2          16,977,238*
                       Level 3             --
                       ---------------------------------
                       Total          $619,052,107
                       ---------------------------------

* Consists of short-term investments other than money market funds.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at December 31, 2008 was $467,566,552, and net unrealized appreciation aggregated $151,485,555, of which the related gross unrealized appreciation and depreciation were $240,671,187 and $89,185,632, respectively. As of December 31, 2008, the tax basis of distributable earnings was $1,375,994 of undistributed ordinary income and $1,202,727 of undistributed long-term capital gain.

Distributions paid by the Corporation during the year ended December 31, 2008 were classified as ordinary income of $9,486,049 and long-term capital gain of $57,828,484. In comparison, distributions paid by the Corporation during the year ended December 31, 2007 were classified as ordinary income of $11,559,594 and long-term capital gain of $81,989,740. The distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations. Any

8

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

income tax-related interest or penalties would be classified as income tax expense.

3. INVESTMENT TRANSACTIONS

The Corporation's investment decisions are made by a committee of management and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2008 were $145,261,038 and $215,709,864, respectively. Options may be written (sold) or purchased by the Corporation. For written options, covered calls or collateralized puts require deposits of securities or cash to be segregated with the custodian to guarantee delivery or payment if the options are exercised. When the Corporation writes an option, an amount equal to the premium received by the Corporation is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from unexercised options are treated as realized gains from investments on the expiration date. Premiums received from exercised put options reduce the cost basis of the securities purchased, and premiums received from exercised call options are added to the proceeds from the sale of the underlying security in determining whether there is a realized gain or loss. The Corporation as writer of an option bears the risks of possible illiquidity of the option markets and the unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is limited to the premium originally paid for the option. There were no outstanding option contracts as of December 31, 2008.

Transactions in written covered call and collateralized put options during the year ended December 31, 2008 were as follows:

                                  Covered Calls     Collateralized Puts
                               -------------------  ------------------
                               Contracts  Premiums  Contracts Premiums
                               --------- ---------  --------- --------
        Options outstanding,
         December 31, 2007         725   $  87,378     650    $ 69,304
        Options written          4,008     583,341     900     110,049
        Options terminated in
         closing purchase
         transactions           (1,300)   (132,419)   (750)    (89,944)
        Options expired         (2,833)   (451,135)   (800)    (89,409)
        Options exercised         (600)    (87,165)    --        --
        ---------------------------------------------------------------
        Options outstanding,
         December 31, 2008        --       $   --      --      $   --
        ---------------------------------------------------------------

4. CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2007, the Corporation issued 1,109,759 shares of its Common Stock at a price of $37.825 per share (the average market price on December 10, 2007) to stockholders of record November 21, 2007 who elected to take stock in payment of the distribution from 2007 capital gain and investment income. In addition, 446 shares were issued at a weighted average price of $36.09 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 27, 2008, the Corporation issued 1,557,059 shares of its Common Stock at a price of $18.62 per share (the average market price on December 8, 2008) to stockholders of record November 21, 2008 who elected to take stock in payment of the distribution from 2008 capital gain and investment income. In addition, 725 shares were issued at a weighted average price of $26.28 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2008 and 2007 were as follows:

                                   Shares                   Amount
                            --------------------  --------------------------
                               2008       2007        2008          2007
                            ---------  ---------  ------------  ------------
  Shares issued in payment
   of distributions         1,557,784  1,110,205  $ 29,006,338  $ 41,992,828
  Shares purchased
   (at an average
   discount from net
   asset value of 12.3%
   and 9.9%,
   respectively)             (381,979)  (538,375)  (12,721,842)  (19,224,514)
  Net activity under the
   2005 Equity Incentive
   Compensation Plan           14,601     15,553       595,171       477,259
  ---------------------------------------------------------------------------
  Net change                1,190,406    587,383  $ 16,879,667  $ 23,245,573
  ---------------------------------------------------------------------------

5. RETIREMENT PLANS

The Corporation's non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in

                                                                             9

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Corporation uses a December 31 measurement date for its plans.

                                                    2008        2007
                                                 ----------  ----------
        Change in benefit obligation
        Benefit obligation at beginning of year  $7,035,705  $6,290,842
        Service cost                                240,432     348,352
        Interest cost                               313,509     374,693
        Actuarial loss                              290,539      86,279
        Benefits paid                               (69,266)    (64,461)
        Plan changes                                 21,149      --
        ----------------------------------------------------------------
        Benefit obligation at end of year        $7,832,068  $7,035,705
        ----------------------------------------------------------------

                                                       2008         2007
                                                   -----------  -----------

   Change in plan assets
   Fair value of plan assets at beginning of year  $ 5,038,930  $ 4,673,247
   Actual return on plan assets                     (1,225,422)      98,936
   Employer contribution                               531,208      331,208
   Benefits paid                                       (69,266)     (64,461)
   -------------------------------------------------------------------------
   Fair value of plan assets at end of year        $ 4,275,450  $ 5,038,930
   -------------------------------------------------------------------------
   Funded status                                   $(3,556,618) $(1,996,775)
   -------------------------------------------------------------------------

Items recognized in accumulated other comprehensive income:

                                                    2008       2007
                                                 ---------- ----------
         Prior service cost                      $   62,200 $   76,955
         Net loss                                 3,616,064  1,979,937
         -------------------------------------------------------------
         Accumulated other comprehensive income  $3,678,264 $2,056,892
         -------------------------------------------------------------

In 2009, the Corporation estimates that $17,069 of prior service cost and $369,363 of net losses, for a total of $386,432, will be amortized from accumulated other comprehensive income into net periodic pension cost.

The accumulated benefit obligation for all defined benefit pension plans was $6,435,218 and $5,642,374 at December 31, 2008 and 2007, respectively.

                                                     2008       2007
                                                  ---------  ---------
         Components of net periodic pension cost
         Service cost                             $ 240,432  $ 348,352
         Interest cost                              313,509    374,693
         Expected return on plan assets            (284,143)  (368,752)
         Prior service cost component                35,904     37,717
         Net loss component                         163,977    226,165
         --------------------------------------------------------------
         Net periodic pension cost                $ 469,679  $ 618,175
         --------------------------------------------------------------

                                                     2008        2007
                                                  ----------  ---------
       Changes recognized in accumulated other
       comprehensive income
       Net loss                                   $1,801,129  $ 353,799
       Prior service cost                             20,124      --
       Amortization of net loss                     (163,977)  (226,165)
       Amortization of prior service cost            (35,904)   (37,717)
       -----------------------------------------------------------------
       Change in accumulated other comprehensive
        income                                    $1,621,372  $  89,917
       -----------------------------------------------------------------

Assumptions used to determine benefit obligations are:

                                                  2008  2007
                                                  ----- -----
                   Discount rate                  6.30% 6.00%
                   Rate of compensation increase  7.00% 7.00%

The assumptions used to determine net periodic pension cost are:

                                                       2008  2007
                                                       ----- -----
             Discount rate                             6.00% 5.75%
             Expected long-term return on plan assets  7.25% 8.00%
             Rate of compensation increase             7.00% 7.00%

The assumption used to determine expected long-term return on plan assets was based on historical and future expected returns of multiple asset classes in order to develop a risk-free real rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk-free real rate of return, and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plan.

The asset allocations at December 31, 2008 and 2007, by asset category, were as follows:

                                                    2008 2007
                                                    ---- ----
                  Asset Category
                  Equity Mutual Funds & Securities  43%  42%
                  Fixed Income Mutual Funds         57%  58%

Equity securities included common stock of The Adams Express Company, the Corporation's non-controlled affiliate, in the amount of $144,866 (3% of total plan assets) and $241,170 (5% of total plan assets) at December 31, 2008 and 2007, respectively. The primary objective of the Corporation's pension plan is to provide capital appreciation, current income, and preservation of capital through a diversified portfolio of stocks and fixed income securities.

The Corporation's policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Corporation contributed $531,208 to the plans in 2008 and anticipates contributions of approximately $500,000 in 2009.

The following benefit payments, which reflect expected future service and certain assumptions, are eligible to be paid in the years indicated:

                                        Pension Benefits
                                        ----------------
                       2009                $2,590,000
                       2010                   211,000
                       2011                   212,000
                       2012                   202,000
                       2013                   203,000
                       Years 2014-2018      4,020,000

10

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Corporation also sponsors a defined contribution plan that covers substantially all employees. The Corporation expensed contributions to this plan of $118,460 and $105,301 for the years ended December 31, 2008 and December 31, 2007, respectively. The Corporation does not provide postretirement medical benefits.

6. EQUITY-BASED COMPENSATION

Although the Stock Option Plan of 1985 ("1985 Plan") has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of December 31, 2008, and changes during the year then ended is presented below:

                                                  Weighted-  Weighted-
                                                   Average    Average
                                                  Exercise   Remaining
                                         Options    Price   Life (Years)
                                         -------  --------- ------------
       Outstanding at December 31, 2007   49,681   $11.53       3.68
       Exercised                         (17,341)   10.05
       Cancelled                            --       --
       -----------------------------------------------------------------
       Outstanding at December 31, 2008   32,340   $ 9.68       3.34
       -----------------------------------------------------------------
       Exercisable at December 31, 2008    6,787   $ 7.68       3.66
       -----------------------------------------------------------------

The options outstanding as of December 31, 2008 are set forth below:

                                                    Weighted   Weighted
                                                    Average    Average
                                          Options   Exercise  Remaining
      Exercise price                    Outstanding  Price   Life (Years)
      --------------                    ----------- -------- ------------
      $5.00-$6.99                         10,370     $ 6.62      4.00
      $7.00-$8.99                           --         --         --
      $9.00-$10.99                         9,508       9.79      3.00
      $11.00-$12.99                       12,462      12.14      3.05
      -------------------------------------------------------------------
      Outstanding at December 31, 2008    32,340     $ 9.68      3.34
      -------------------------------------------------------------------

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award's vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost/(credit) recognized for the year ended December 31, 2008 was $(341,764).

The 2005 Equity Incentive Compensation Plan ("2005 Plan"), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation's Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred, if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards were granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at December 31, 2008 is 815,767 shares.

A summary of the status of the Corporation's awards granted under the 2005 Plan as of December 31, 2008, and changes during the year then ended is presented below:

                                                        Weighted Average
                                                Shares/ Grant-Date Fair
        Awards                                   Units       Value
        ------                                  ------- ----------------
        Balance at December 31, 2007            32,162*      $33.00
        Granted:
          Restricted stock                       9,220        37.50
          Restricted stock units                 4,000        36.85
          Deferred stock units                   1,263        30.09
        Vested & issued                         (3,542)       31.63
        Forfeited                                 --           --
        ----------------------------------------------------------------
        Balance at December 31, 2008 (includes
         31,934 performance-based awards and
         11,169 nonperformance-based awards)    43,103       $31.83
        ----------------------------------------------------------------

* Includes 2,000 units previously denoted as vested that were deferred.

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not

                                                                             11

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the year ended December 31, 2008 were $393,911. The total compensation costs for restricted stock units granted to non-employee directors for the year ended December 31, 2008 were $153,089. As of December 31, 2008, there were total unrecognized compensation costs of $358,094, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.56 years. The total fair value of shares vested and issued during the year ended December 31, 2008 was $137,207.

7. OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the year ended December 31, 2008 to officers and directors amounted to $2,637,962, of which $345,357 was paid as fees to directors who were not officers. These amounts represent the taxable income to the Corporation's officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Corporation on the next business day. Cash deposits are placed in a registered money market fund. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At December 31, 2008, the Corporation had securities on loan of $76,089,513 and held cash collateral of $76,988,162; additional collateral was delivered the next business day in accordance with the procedure described above. The Corporation is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Application of the standard is not expected to materially impact the Corporation's financial statements and related disclosures.



                               -----------------

 This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

12

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year Ended December 31
                                                        ----------------------------------------------
                                                           2008      2007     2006     2005     2004
-------------------------------------------------------------------------------------------------------
Per Share Operating Performance
  Net asset value, beginning of year                        $42.99   $36.61   $35.24   $28.16   $24.06
-------------------------------------------------------------------------------------------------------
    Net investment income                                     0.43     0.46     0.47    0.53*     0.41
    Net realized gains and increase (decrease)
      in unrealized appreciation                           (17.71)    10.37     4.91     8.29     5.05
    Change in accumulated
      other comprehensive income                            (0.07)     0.00   (0.09)    --       --
-------------------------------------------------------------------------------------------------------
  Total from investment operations                         (17.35)    10.83     5.29     8.82     5.46
-------------------------------------------------------------------------------------------------------

  Less distributions
    Dividends from net investment income                    (0.38)   (0.49)   (0.47)   (0.56)   (0.44)
    Distributions from net realized gains                   (2.61)   (3.82)   (3.33)   (1.22)   (0.88)
-------------------------------------------------------------------------------------------------------
  Total distributions                                       (2.99)   (4.31)   (3.80)   (1.78)   (1.32)
-------------------------------------------------------------------------------------------------------
    Capital share repurchases                                 0.08     0.10     0.15     0.10     0.01
    Reinvestment of distributions                           (0.24)   (0.24)   (0.27)   (0.06)   (0.05)
-------------------------------------------------------------------------------------------------------
  Total capital share transactions                          (0.16)   (0.14)   (0.12)     0.04   (0.04)
-------------------------------------------------------------------------------------------------------
  Net asset value, end of year                              $22.49   $42.99   $36.61   $35.24   $28.16
-------------------------------------------------------------------------------------------------------
  Per share market price, end of year                       $19.41   $38.66   $33.46   $32.34   $25.78
-------------------------------------------------------------------------------------------------------

Total Investment Return
  Based on market price                                    (42.2)%    28.9%    15.3%    32.3%    14.4%
  Based on net asset value                                 (39.8)%    31.0%    15.7%    32.0%    23.3%

Ratios/Supplemental Data
  Net assets, end of year (in 000's)                      $538,937 $978,920 $812,047 $761,914 $618,887
  Ratio of expenses to average net assets                    0.51%    0.54%    0.60%    0.59%    0.56%
  Ratio of net investment income to average net assets       1.10%    1.12%    1.22%    1.61%    1.58%
  Portfolio turnover                                        16.89%    7.36%    9.95%   10.15%   13.44%
  Number of shares outstanding at end of year
    (in 000's)                                              23,959   22,768   22,181   21,621   21,980
-------------------------------------------------------------------------------------------------------

* In 2005, the Fund received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.'s reorganization.

                                                                             13

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 2008


                                                      Shares   Value (A)
     ---------------------------------------------------------------------
     Stocks -- 87.8%
       Energy -- 84.7%
         Integrated -- 36.4%
           Chevron Corp. (B)......................... 915,000 $ 67,682,550
           ConocoPhillips (B)........................ 411,891   21,335,954
           Exxon Mobil Corp.......................... 895,000   71,447,850
           Hess Corp. (B)............................ 195,000   10,459,800
           Royal Dutch Shell plc ADR................. 265,000   14,029,100
           Total S.A. ADR............................ 200,000   11,060,000
                                                              ------------
                                                               196,015,254
                                                              ------------
         Exploration & Production -- 19.2%
           Apache Corp. (B).......................... 200,000   14,906,000
           Devon Energy Corp. (B).................... 250,000   16,427,500
           EOG Resources, Inc........................ 200,000   13,316,000
           Forest Oil Corp. (C)......................  69,477    1,145,676
           Noble Energy, Inc. (B).................... 340,000   16,734,800
           Occidental Petroleum Corp. (B)............ 400,000   23,996,000
           XTO Energy Inc............................ 487,500   17,194,125
                                                              ------------
                                                               103,720,101
                                                              ------------
         Utilities -- 12.9%
           Energen Corp.............................. 300,000    8,799,000
           Equitable Resources, Inc.................. 398,800   13,379,740
           MDU Resources Group, Inc. (B)............. 375,000    8,092,500
           National Fuel Gas Co...................... 200,000    6,266,000
           New Jersey Resources Corp. (B)............ 300,000   11,805,000
           Northeast Utilities....................... 200,000    4,812,000
           Questar Corp.............................. 240,000    7,845,600
           Spectra Energy Corp....................... 108,812    1,712,701
           Williams Companies, Inc................... 450,000    6,516,000
                                                              ------------
                                                                69,228,541
                                                              ------------
         Services -- 16.2%
           Baker Hughes Inc.......................... 205,000    6,574,350
           Complete Production Services, Inc. (C).... 400,500    3,264,075
           Halliburton Co............................ 700,000   12,726,000
           Hercules Offshore, Inc. (B) (C)........... 500,000    2,375,000
           Nabors Industries Ltd. (B) (C)............ 520,000    6,224,400
           National Oilwell Varco, Inc. (C).......... 138,538    3,385,869
           Noble Corp................................ 775,000   17,119,750
           Schlumberger Ltd.......................... 250,000   10,582,500
           Transocean Inc. (C)....................... 307,953   14,550,779
           Weatherford International Ltd. (C)........ 987,120   10,680,638
                                                              ------------
                                                                87,483,361
                                                              ------------

14

                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2008


                                                                                Shares/
                                                                               Prin. Amt.    Value (A)
--------------------------------------------------------------------------------------------------------
  Basic Industries -- 3.1%
    Basic Materials & Other -- 3.1%
      CONSOL Energy Inc.......................................................     125,000 $  3,572,500
      duPont (E.I.) de Nemours and Co.........................................     157,500    3,984,750
      International Coal Group, Inc. (B) (C)..................................   3,000,000    6,900,000
      Massey Energy Co........................................................     180,000    2,482,200
                                                                                           ------------
                                                                                             16,939,450
                                                                                           ------------
Total Stocks
  (Cost $321,930,975) (D).....................................................              473,386,707
                                                                                           ------------
Short-Term Investments -- 12.8%
  Commercial Paper -- 3.1%
    Chevron Funding Co., 1.05%, due 1/14/09................................... $ 3,200,000    3,198,787
    ConocoPhillips, 0.85-1.20%, due 1/7/09-1/8/09............................. $10,000,000    9,997,758
    Toyota Motor Credit Corp., 1.59%, due 1/13/09............................. $ 2,300,000    2,298,781
    United Parcel Service of America, Inc., 0.42%, due 1/6/09................. $ 1,300,000    1,299,924
                                                                                           ------------
                                                                                             16,795,250
                                                                                           ------------
  Money Market Funds -- 9.6%
    Fidelity Institutional Money Market - Government Portfolio, 1.02% (D).....  20,000,000   20,000,000
    Fidelity Institutional Money Market - Treasury Only Portfolio, 0.54% (D)..  10,000,000   10,000,000
    Fidelity Institutional Money Market - Treasury Portfolio, 0.34% (D).......   1,650,000    1,650,000
    Vanguard Federal Money Market, 1.74% (D)..................................  20,000,000   20,000,000
    Vanguard Admiral Treasury Money Market, 0.93% (D).........................      50,000       50,000
                                                                                           ------------
                                                                                             51,700,000
                                                                                           ------------
  Time Deposit -- 0.1%
    Citibank, 0.06%, due 1/2/09...............................................                  181,988
                                                                                           ------------

Total Short-Term Investments
  (Cost $68,677,238)..........................................................               68,677,238
                                                                                           ------------
Total Securities Lending Collateral -- 14.3%
  (Cost $76,988,162)
  Money Market Funds -- 14.3%
    Invesco Aim Short-Term Investment Trust - Liquid Assets Portfolio
      (Institutional Class), 1.67% (D)........................................               76,988,162
                                                                                           ------------

Total Investments -- 114.9%
  (Cost $467,596,375).........................................................              619,052,107
    Cash, receivables, prepaid expenses and other assets less
      liabilities -- (14.9)%..................................................              (80,115,165)
                                                                                           ------------
Net Assets -- 100.0%..........................................................             $538,936,942

--------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange or the NASDAQ.
(B) A portion of shares held are on loan. See note 8 to financial statements.
(C) Presently non-dividend paying.
(D) Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

                                                                             15

                        CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2008
                                  (unaudited)

                                                     Shares
                                       ----------------------------------
                                                                Held
                                       Additions Reductions Dec. 31, 2008
       ------------------------------------------------------------------
       Noble Corp.....................  175,000                775,000
       Transocean Inc.................   70,000                307,953
       Air Products & Chemicals, Inc..            115,000        --
       ConocoPhillips.................            145,000      411,891
       CONSOL Energy Inc..............             75,000      125,000
       Exxon Mobil Corp...............            350,000      895,000
       Hercules Offshore, Inc.........             88,300      500,000
       Marathon Oil Co................            240,000        --
       Massey Energy Co...............             50,808      180,000
       Murphy Oil Corp................            266,500        --
       Schlumberger Ltd...............            450,000      250,000
       Suncor Energy..................            300,000        --
       Total S.A. ADR.................            190,000      200,000

                           -------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (the "Corporation") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opin ion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 11, 2009

16

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------


        Calendar   Market   Cumulative    Cumulative  Total   Total net
         year      value   market value  market value market    asset
          end        of     of capital    of income   value     value
                  original     gains      dividends
                   shares  distributions   taken in
                             taken in       shares
                              shares
        ---------------------------------------------------------------
         1994     $ 9,154     $   431       $  306    $ 9,891  $10,517
         1995      10,242         980          689     11,911   13,289
         1996      12,603       1,789        1,228     15,620   16,669
         1997      13,234       2,571        1,632     17,437   19,809
         1998      11,107       2,891        1,714     15,712   17,595
         1999      11,695       3,927        2,164     17,786   21,773
         2000      14,855       6,243        3,099     24,197   28,963
         2001      12,761       6,337        3,000     22,098   23,454
         2002      10,433       5,814        2,817     19,064   20,853
         2003      12,913       8,100        3,909     24,922   25,257
         2004      14,023       9,728        4,751     28,502   31,133
         2005      17,591      13,525        6,584     37,700   41,080
         2006      18,200      17,887        7,354     43,441   47,531
         2007      21,028      25,805        9,143     55,976   62,246
         2008      10,558      16,863        4,928     32,349   37,482

           ILLUSTRATION OF AN ASSUMED 15 YEAR INVESTMENT OF $10,000
                                  (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1994-2008. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                                     [CHART]





                                                                             17

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                  (unaudited)

                                                     Dividends  Distributions     Total
                                              Market    From      From Net      Dividends
                                   Net Asset  Value  Investment   Realized         and       Annual Rate
           Value of      Shares      Value     Per     Income       Gains     Distributions       of
Dec. 31   Net Assets  Outstanding* Per Share* Share* Per Share*  Per Share*    Per Share*   Distribution**
----------------------------------------------------------------------------------------------------------
 1994    $332,279,398  18,570,450    $17.89   $16.83    $.61        $ .79         $1.40          7.40%
 1995     401,404,971  19,109,075     21.01    18.83     .58          .81          1.39          7.57
 1996     484,588,990  19,598,729     24.73    23.17     .55          .88          1.43          6.84
 1997     556,452,549  20,134,181     27.64    24.33     .51         1.04          1.55          6.37
 1998     474,821,118  20,762,063     22.87    20.42     .52         1.01          1.53          6.48
 1999     565,075,001  21,471,270     26.32    21.50     .48         1.07          1.55          7.00
 2000     688,172,867  21,053,644     32.69    27.31     .39         1.35          1.74          6.99
 2001     526,491,798  21,147,563     24.90    23.46     .43         1.07          1.50          5.61
 2002     451,275,463  21,510,067     20.98    19.18     .43          .68          1.11          5.11
 2003     522,941,279  21,736,777     24.06    23.74     .38          .81          1.19          5.84
 2004     618,887,401  21,979,676     28.16    25.78     .44          .88          1.32          5.40
 2005     761,913,652  21,621,072     35.24    32.34     .56         1.22          1.78          5.90
 2006     812,047,239  22,180,867     36.61    33.46     .47         3.33          3.80         11.26
 2007     978,919,829  22,768,250     42.99    38.66     .49         3.82          4.31         11.61
 2008     538,936,942  23,958,656     22.49    19.41     .38         2.61          2.99          8.88

--------
*  Adjusted for 3-for-2 stock split effected in October 2000.
** The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation's Common Stock.

                           -------------------------

                                 Common Stock
                     Listed on the New York Stock Exchange

                       Petroleum & Resources Corporation
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                        Counsel: Chadbourne & Parke LLP
   Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
            Custodian of Securities: Brown Brothers Harriman & Co.

18

                               OTHER INFORMATION
--------------------------------------------------------------------------------

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Corporation also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation's Forms N-Q are available on the Commission's website at www.sec.gov. The Corporation's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com, under the heading "Financial Reports" and then "All Other SEC Filings".

ANNUAL CERTIFICATION

The Corporation's CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2008 are available (i) without charge, upon request, by calling the Corporation's toll free number at (800) 638-2479; (ii) on the Corporation's website by clicking on "Corporate Information" heading on the website; and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are the performance of the portfolio of stocks held by the Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Corporation will trade in the public markets, and other factors discussed in the Corporation's periodic filings with the Securities and Exchange Commission.

PRIVACY POLICY

In order to conduct its business, the Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

                                                                             19

                     STOCKHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------

WE ARE OFTEN ASKED --

How do I invest in Petroleum & Resources?

Petroleum & Resources Common Stock is listed on the New York Stock Exchange. The stock's ticker symbol is "PEO" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, American Stock Transfer & Trust Company's INVESTORS CHOICE Plan (see page 21).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.peteres.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XPEOX. The week-ending NAV is published on Saturdays in various newspapers.

Petroleum's daily trading is shown in the stock tables of many daily newspapers, often with the abbreviated form "PetRes." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at
(800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open surety bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Is direct deposit of my dividend checks available?

Yes, our transfer agent offers direct deposit of your interim dividend and year-end distribution checks. You can request direct deposit with American Stock Transfer either on-line or by calling them at the phone number provided on page 21.

Who do I notify of a change of address?

The transfer agent.

We go to Florida (Arizona) every winter. How do we get our mail from Petroleum & Resources?

The transfer agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the transfer agent.

I want to give shares to my children, grandchildren, etc., as a gift. How do I go about it?

Giving shares of Petroleum is simple and is handled through our transfer agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the transfer agent stating the exact intent of your gift plans and the transfer agent will send you the instructions and forms necessary to effect your transfer.

How do I transfer shares held at American Stock Transfer (AST)?

There are many circumstances that require the transfer of shares to new registrations, e.g., marriage, death, a child reaching the age of maturity, or giving shares as a gift. Each situation requires different forms of documentation to support the transfer. You may obtain transfer instructions and download the necessary forms from our transfer agent's website:
www.amstock.com. Click on Shareholder Services, then General Shareholder Information and Transfer Instructions.

20

               STOCKHOLDER INFORMATION AND SERVICES (CONTINUED)
--------------------------------------------------------------------------------


DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

              Initial Enrollment and
               Optional Cash Investments
              Service Fee                     $2.50 per investment
              Brokerage Commission                 $0.05 per share

              Reinvestment of Dividends*
              Service Fee                    2% of amount invested
                                (maximum of $2.50 per investment)
              Brokerage Commission                 $0.05 per share

              Sale of Shares
              Service Fee                                   $10.00
              Brokerage Commission                 $0.05 per share

              Deposit of Certificates for
               safekeeping (waived if sold)                  $7.50
              Book to Book Transfers                      Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.
Minimum and Maximum Cash Investments

              Initial minimum investment (non-holders)     $500.00
              Minimum optional investment
               (existing holders)                           $50.00
              Electronic Funds Transfer
               (monthly minimum)                            $50.00
              Maximum per transaction                   $25,000.00
              Maximum per year                                NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                The Corporation
                       Petroleum & Resources Corporation
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Stockholder Inquiries to:
                       Shareholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (866) 723-8330
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                            New York, NY 10269-0560
                           Website: www.amstock.com
                           E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

                                                                             21

                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------

                                                                                       Number of
                                                                                       Portfolios
                                                                                       in Fund
                           Position   Term    Length                                   Complex
Personal                   Held with  of      of Time  Principal Occupations           Overseen    Other
Information                the Fund   Office  Served   During the Last 5 Years         by Director Directorships
--------------------------------------------------------------------------------------------------------------------------------
Independent Directors

 Enrique R. Arzac, Ph.D.   Director   One     Since    Professor of Finance and        Two         Director of The Adams
 7 St. Paul Street,                   Year    1987     Economics, formerly, Vice                   Express Company and Credit
 Suite 1140                                            Dean of Academic Affairs of                 Suisse Asset Management
 Baltimore, MD 21202                                   the Graduate School of                      Funds (31 funds) (investment
 Age 67                                                Business, Columbia University.              companies), Epoch Holdings
                                                                                                   Corporation (asset
                                                                                                   management), and
                                                                                                   Starcomms Plc
                                                                                                   (telecommunications).
--------------------------------------------------------------------------------------------------------------------------------
 Phyllis O. Bonanno        Director   One     Since    President & CEO of              Two         Director of The Adams
 7 St. Paul Street,                   Year    2003     International Trade Solutions,              Express Company
 Suite 1140                                            Inc. (consultants). Formerly,               (investment company), Borg-
 Baltimore, MD 21202                                   President of Columbia College,              Warner Inc. (industrial),
 Age 65                                                Columbia, South Carolina, and               Mohawk Industries, Inc.
                                                       Vice President of Warnaco Inc.              (carpets and flooring).
                                                       (apparel).
--------------------------------------------------------------------------------------------------------------------------------
 Kenneth J. Dale           Director   One     Since    Senior Vice President and       Two         Director of The Adams
 7 St. Paul Street,                   Year    2008     Chief Financial Officer of The              Express Company
 Suite 1140                                            Associated Press.                           (investment company).
 Baltimore, MD 21202
 Age 52
--------------------------------------------------------------------------------------------------------------------------------
 Daniel E. Emerson         Director   One     Since    Retired Executive Vice          Two         Director of The Adams
 7 St. Paul Street,                   Year    1987     President of NYNEX Corp.                    Express Company
 Suite 1140                                            (communications), retired                   (investment company).
 Baltimore, MD 21202                                   Chairman of the Board of both
 Age 84                                                NYNEX Information
                                                       Resources Co. and NYNEX
                                                       Mobile Communications Co.
                                                       Previously Executive Vice
                                                       President and Director of New
                                                       York Telephone Company.
--------------------------------------------------------------------------------------------------------------------------------
 Frederic A. Escherich     Director   One     Since    Private Investor. Formerly,     Two         Director of The Adams
 7 St. Paul Street,                   Year    2006     Managing Director and head of               Express Company
 Suite 1140                                            Mergers and Acquisitions                    (investment company).
 Baltimore, MD 21202                                   Research and the Financial
 Age 56                                                Advisory Department with J.P.
                                                       Morgan.
--------------------------------------------------------------------------------------------------------------------------------
 Roger W. Gale, Ph.D.      Director   One     Since    President & CEO of GF           Two         Director of The Adams
 7 St. Paul Street,                   Year    2005     Energy, LLC (consultants to                 Express Company
 Suite 1140                                            electric power companies).                  (investment company), Ormat
 Baltimore, MD 21202                                   Formerly, member of                         Technologies, Inc.
 Age 62                                                management group, PA                        (geothermal and renewable
                                                       Consulting Group (energy                    energy), and U.S. Energy
                                                       consultants).                               Association.
--------------------------------------------------------------------------------------------------------------------------------
 Thomas H. Lenagh          Director   One     Since    Financial Advisor. Formerly,    Two         Director of The Adams
 7 St. Paul Street,                   Year    1987     Chairman of the Board and                   Express Company,
 Suite 1140                                            CEO of Greiner Engineering                  Cornerstone Funds, Inc.
 Baltimore, MD 21202                                   Inc. (formerly Systems                      (3 funds) (investment
 Age 90                                                Planning Corp.) (consultants).              companies), and Photonics
                                                       Formerly, Treasurer and Chief               Product Group, Inc.
                                                       Investment Officer of the Ford              (crystals).
                                                       Foundation (charitable
                                                       foundation).
--------------------------------------------------------------------------------------------------------------------------------

22

                        BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                       Number of
                                                                                       Portfolios
                                                                                       in Fund
                         Position   Term    Length                                     Complex
Personal                 Held with  of      of Time   Principal Occupations            Overseen     Other
Information              the Fund   Office  Served    During the Last 5 Years          by Director  Directorships
---------------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

 Kathleen T. McGahran,   Director   One     Since     President & CEO of Pelham           Two       Director of The Adams
 Ph.D., J.D., C.P.A                 Year    2003      Associates, Inc. (executive                   Express Company
 7 St. Paul Street,                                   education), and Adjunct                       (investment company).
 Suite 1140                                           Associate Professor, Tuck
 Baltimore, MD 21202                                  School of Business, Dartmouth
 Age 58                                               College. Formerly, Associate
                                                      Dean and Director of Executive
                                                      Education and Associate
                                                      Professor, Columbia
                                                      University.
---------------------------------------------------------------------------------------------------------------------------------
 Craig R. Smith, M.D.    Director   One     Since     President, Williston Consulting     Two       Director of The Adams
 7 St. Paul Street,                 Year    2005      LLC (consultants to                           Express Company
 Suite 1140                                           pharmaceutical and                            (investment company),
 Baltimore, MD 21202                                  biotechnology industries), and                LaJolla Pharmaceutical
 Age 62                                               Chief Operating Officer and                   Company, and Depomed, Inc.
                                                      Director of Algenol Biofuels                  (specialty pharmaceuticals).
                                                      Inc. (ethanol manufacturing).
                                                      Formerly, Chairman, President
                                                      & CEO of Guilford
                                                      Pharmaceuticals
                                                      (pharmaceuticals and
                                                      biotechnology).
---------------------------------------------------------------------------------------------------------------------------------

Interested Director
 Douglas G. Ober         Director,  One     Director  Chairman & CEO of the               Two       Director of The Adams
 7 St. Paul Street,      Chairman,  Year    since     Corporation and The Adams                     Express Company
 Suite 1140              President          1989;     Express Company.                              (investment company).
 Baltimore, MD 21202     and CEO            Chairman
 Age 62                                     of the
                                            Board
                                            since
                                            1991
---------------------------------------------------------------------------------------------------------------------------------

                                                                             23

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------

                              Board Of Directors

             Enrique R. Arzac /2,4/       Roger W. Gale /1,3,5/

             Phyllis O. Bonanno /1,4,5/   Thomas H. Lenagh /2,3/

             Kenneth J. Dale /3,4/        Kathleen T. McGahran /1,4,5/

             Daniel E. Emerson /1,3,5/    Douglas G. Ober /1/

             Frederic A. Escherich /2,3/  Craig R. Smith /2,4/




                       --------
                      /1./ Member of Executive Committee
                      /2./ Member of Audit Committee
                      /3./ Member of Compensation Committee
                      /4./ Member of Retirement Benefits Committee
                      /5./ Member of Nominating and Governance Committee

                                   Officers

             Douglas G. Ober            Chairman, President
                                          and Chief Executive
                                          Officer

             Robert E. Sullivan         Executive Vice President

             Joseph M. Truta            Executive Vice President

             Lawrence L. Hooper, Jr.    Vice President, General
                                          Counsel and Secretary

             Maureen A. Jones           Vice President, Chief
                                          Financial Officer and
                                          Treasurer

             Nancy J.F. Prue            Vice President

             Brian S. Hook              Assistant Treasurer

             Christine M. Sloan         Assistant Treasurer

             Geraldine H. Pare          Assistant Secretary

                                                 Graphic



                                       Petroleum & Resources Corporation

                                            SEVEN ST.PAUL STREET

                                                 SUITE 1140

                                             BALTIMORE, MD  21202

                                        (410)752-5900 OR (800)638-2479

                                              www.peteres.com


Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to Registrant's principal executive officer and principal financial officer. The code of ethics is available on Registrant's website at: www.peteres.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any its provisions been granted.


Item 3. Audit Committee Financial Expert.

The board of directors has determined that at least one of the members of Registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The director on the Registrant's audit committee whom the board of directors has determined meets such definition is Enrique R. Arzac, who is independent pursuant to paragraph
(a)(2) of this Item.


Item 4.  Principal Accountant Fees and Services.

     (a) Audit Fees. The aggregate fees for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audits of the Corporation's annual and semi-annual financial statements for 2008 and 2007 were $69,116 and $65,825, respectively.

     (b) Audit-Related Fees. There were no audit-related fees in 2008 and 2007.

     (c) Tax Fees. The aggregate fees to Registrant for professional services rendered by PricewaterhouseCoopers LLP for the review of Registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2008 and 2007 were $10,710 and $10,200, respectively.

   (d) All Other Fees. The aggregate fees to Registrant by PricewaterhouseCoopers LLP other than for the services referenced above for 2008 and 2007 were $4,770 and $3,534, respectively, which related to the Corporation's cash incentive plan and the 2005 Equity Incentive Compensation Plan, and preparation of a report to the Corporation's Compensation Committee.

     (e) (1) Audit Committee Pre-Approval Policy. As of 2008, all services to be performed for Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2008 were pre-approved by the committee.

           (2) Not applicable.

     (f)  Not applicable.

     (g)   The  aggregate  fees  for non-audit  professional
services   rendered   by   PricewaterhouseCoopers   LLP   to
Registrant for 2008 and 2007 were $15,480 and $13,734, respectively.

     (h) The Registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.


Item 5. Audit Committee of Listed Registrant's.

     (a) The Registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Enrique R. Arzac, Chair, Frederic A. Escherich, Thomas H. Lenagh, and Craig R. Smith.

     (b) Not applicable.


Item  6. Schedule of Investments.

     (a) This schedule is included as part of the report to stockholders filed under Item 1 of this form.

     (b) Not applicable.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

Petroleum & Resources Corporation (Petroleum) follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Petroleum uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the
recommendation   of   the  portfolio  company   management's
recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded managements position is reasonable and vote in accordance with managements recommendation on these types of proposals.


Item   8.   Portfolio  Managers  of  Closed-End   Management
Investment Companies.

    (a) (1) As of the date of this filing, Douglas G. Ober, Chairman, Chief Executive Officer, and President, Joseph M. Truta, Executive Vice President, and Robert E. Sullivan, Executive Vice President, comprise the 3 person portfolio management team for the Registrant. Mr. Ober and Mr. Truta have served as portfolio managers for the Registrant since 1991 and Mr. Sullivan since 2008. Mr. Sullivan served as Vice President-Research from April 2006 to January 2008 and as a research analyst from 2004 to April 2006. Mr. Ober is the lead member of the portfolio management team. Messrs. Ober, Truta and Sullivan receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of the portfolio managers is required for an investment recommendation to be approved.

    (2) As of the date of this filing, Mr. Ober and Mr. Truta also serve on the portfolio management team for Registrant's non-controlling affiliate, The Adams Express Company (Adams), a registered investment company with total net assets of $840,012,143 as of December 31, 2008. Mr. Ober is Chairman and Chief Executive Officer of Adams and Mr. Truta is President. The Registrant is a non-diversified fund focusing on the energy and natural resources sectors and Adams is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with these portfolio managers' management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and procedures and policies are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

      (3) The portfolio managers are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation
consultant to review the plan and its components.   Salaries
are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance, with a two-thirds weighting, and individual success at meeting goals and objectives set by the Board of Directors at the beginning of each year, with a one-third weighting. Target incentives are set annually based on 80% of salary for the Chief Executive Officer and 60% of salary for the Executive Vice Presidents. The fund performance used in determining cash incentive compensation is measured over both a one-year period, accounting for two-thirds of the calculation, and a three-year period, which accounts for one-third. The total return on net asset value of the Fund over each of the two periods is used to determine a base percentage of target, which, for 2008, is then adjusted by performance relative to a hypothetical portfolio comprised of an 80/20 blend of the Dow Jones U.S. Oil and Gas Index and the S&P 500 Index ("Hypothetical Portfolio"). Using these calculations, the cash incentive compensation can range from 0% to a maximum of 200% of the established
target.   Equity  incentive compensation, based  on  a  plan
approved by shareholders in 2005, can take several forms. Following approval of the plan, grants of restricted stock were made to the portfolio managers in April 2005, with
vesting in equal proportions over a three year period.   The
size of the grants was determined by the Committee with the assistance of an outside compensation consultant. Grants of restricted stock were also made on January 10, 2008, (previous grants had been made on January 11, 2007, and January 12, 2006), which vest three years after grant, but only upon the achievement of specified performance criteria. For the 2008 grants, the target number of restricted shares will vest if, on the January 1 prior to the vest date ("measurement date"), the Registrant's total three year net asset value ("NAV") return meets or exceeds the three year total NAV return of a performance benchmark comprised of, for year 2008, the Hypothetical Portfolio, and for years 2009 and 2010, a hypothetical portfolio consisting of an 80/20 blend of the Dow Jones U. S. Oil and Gas Index and the Dow Jones U. S. Basic Materials Index. Depending on the level of Registrant's outperformance or underperformance of the performance benchmark on the measurement date, an additional number of shares, a lesser percentage, or no shares will be earned and vest.

    (4) Using a valuation date of December 31, 2008, Mr. Ober beneficially owns equity securities in Registrant valued over $1,000,000. Mr. Truta beneficially owns equity securities in Registrant valued between $500,001 and $1,000,000. Mr. Sullivan beneficially owns equity securities in Registrant valued between $100,001 and $500,000.

   (b)  Not applicable.


Item   9.  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

                                                 Maximum
                                     Total      Number (or
                                   Number of   Approximate
                                  Shares (or   Dollar Value)
             Total                  Units)    of Shares (or
             Number               Purchased    Units) that
               of      Average    as Part of   May Yet Be
             Shares     Price      Publicly     Purchased
              (or      Paid per   Announced     Under the
             Units)   Share (or    Plans or     Plans or
Period     Purchased    Unit)      Programs     Programs
--------   ---------  ---------   ---------    ---------
Jan. 2008    41,400    $34.05       41,400     1,009,120
Feb. 2008    25,600    $34.49       25,600       983,520
Mar. 2008    17,200    $36.24       17,200       966,320
Apr. 2008    14,200    $40.50       14,200       952,120
May  2008    28,400    $41.03       28,400       923,720
June 2008    14,700    $42.71       14,700       909,020
Jul. 2008   143,500    $38.71      143,500       765,520
Aug. 2008         0    $0                0       765,520
Sep. 2008         0    $0                0       765,520
Oct. 2008         0    $0                0       765,520
Nov. 2008         0    $0                0       765,520
Dec. 2008    96,979    $19.41       96,979     1,252,893(2)
--------   ---------  ---------   ---------
Total       381,979(1) $33.31      381,979(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a)  The Plan was announced on December 13, 2007.

(2.b)   The  share  amount  approved  for  2008  was  5%  of
outstanding shares, or approximately 1,084,620 shares.

(2.c) The Plan was set to expire December 2008, but was extended by the Board on December 11, 2008 for twelve months, authorizing purchases of up to 6% of the outstanding shares, or approximately 1,349,872 shares, through December 2009.

(2.d) None.

(2.e) None.


Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors made or implemented after the Registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or
this Item.


Item 11. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

   (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

   (b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 12. Exhibits.

(a)(1)   Not applicable. See Registrant's response  to  Item
2 above.

   (2) Separate certifications by the Registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

   (3) Written solicitation to purchase securities: not applicable.

(b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


       PETROLEUM & RESOURCES CORPORATION

BY: 	/s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 23, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


BY: 	/s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 23, 2009



BY: 	/s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President, Chief Financial Officer and Treasurer
	(Principal Financial Officer)

Date:   February 23, 2009